NUVEEN Exchange-Traded Funds

OCTOBER 31, 1999

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NUV
Municipal Value

NMI
Municipal Income

Photo of: People talking on deck.

Highlights
As of October 31, 1999


Credit Quality

Nuveen Municipal Value Fund, Inc. (NUV)

                       o HHHH Four-star overall Morningstar Rating *
                       o Taxable-equivalent yield on share price of 8.57% **

Pie Chart:
AAA/U.S. Guaranteed                46%
AA                                 19%
A                                  14%
BBB/NR                             21%
Below Investment Grade              1%



Nuveen Municipal Income Fund, Inc. (NMI)

                       o HHHHH Five-star overall Morningstar Rating *
                       o Taxable-equivalent yield on share price of 9.09% **



Pie Chart:
AAA/U.S. Guaranteed                20%
AA                                  9%
A                                   8%
BBB/NR                             63%


   Contents
 1 Dear Shareholder
 3 Portfolio Managers' Comments
 7 NUV's Performance Overview
 8 NMI's Performance Overview
 9 Shareholder Meeting Report
10 Report of Independent Auditors
11 Portfolio of Investments
22 Statement of Net Assets
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Notes to Financial Statements
30 Financial Highlights
32 Build Your Wealth Automatically
33 Fund Information

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjust-ments, and a risk factor that reflects fund performance below 90-day T-bill returns. NUV received 4, 4, and 3 stars for the three-, five- and 10-year periods, respectively. NMI received 5, 5, and 4 stars for the three-, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 193 for the three-year period, 193 funds for the five-year period, and 32 funds for the 10-year period.

** For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build.Once achieved, it should be preserved.

Dear Shareholder

I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Fund. Providing a stable, attractive tax-free dividend is the Fund's main objective, andover the past year, your Fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in the U.S. investment climate and the fixed-income environment in which your Nuveen Exchange-Traded Fund operates. I appreciate the opportunity to review the current investment environment with you, as does the portfolio manager of your Fund, who discusses fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report. Especially worrisome to the Federal Reserve was the possibility that tight labor markets would eventually have an inflationary effect on wages and, consequently, on consumer prices.

In an effort to pre-empt this threat of inflation, the Fed moved to raise interest rates by a quarter-point on three separate occasions between June and November 1999. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.50%, thereby erasing the three rate cuts enacted by the Fed a year earlier. At its November meeting, the Fed announced that it would shift to a neutral stance following the latest interest rate increase. With Y2K on the horizon, followed by the politics of an election year, investors had some hope that the Fed would put any additional rate hikes on hold. However, the Fed's indication that it would renew its close attention to the rate of economic growth left the door open for another tightening.


MUNICIPAL BOND PERFORMANCE
Over the past fiscal year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 100.3%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields slightly higher than those of long Treasury bonds
- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

During 1999, we have seen the supply of municipal bonds drop off from the near-record levels of 1998. This was largely due to the increase in interest rates, which deterred municipal governments from issuing new debt and removed much of the incentive to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, enhanced the attractiveness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.


A BALANCED PORTFOLIO: ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the market-place today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.


NUVEEN FUNDS: AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the investment environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan and suggesting investments that can help diversify your portfolio. By investing in other Nuveen funds, you can bring balance to your portfolio and provide exposure to the different types of investments that may enhance your potential for success. Your adviser can also set up a reinvestment plan designed to purchase additional shares of your Nuveen Exchange-Traded Fund. For more information on Nuveen's expanding array of funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.


THE NEW MILLENNIUM
Since this is my last opportunity to talk with you before we enter the new millennium, I wanted to take a moment to discuss the status of Nuveen's preparations for that event. We believe that Nuveen is fully prepared for the upcoming transition, from an operational as well as an investment perspective. During 1999, Nuveen tested all critical operating systems, and we anticipate no problems with year-end processing. As we evaluated potential investments over the year, Nuveen carefully reviewed the progress of each issuer toward Y2K compliance. Last summer, we requested information from the issuers of all bonds in the Funds' portfolios, with special attention to the largest and more volatile holdings. In the following months, we continued to monitor issuers' progress in this area, assisted by securities industry oversight organizations, including the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, as well as rating agencies and insurance companies. Based on our review, we believe that the majority of issuers are Y2K-compliant. The diligence of the financial industry as a whole in dealing with this transition should prove to have ongoing benefits for investors.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter the new millennium, we remain committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,


/s/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

December 15, 1999


Sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Fund provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

Portfolio Managers' Comments

Portfolio managers Tom Spalding and Steve Peterson discuss the municipal market environment, fund performance, and the outlook for the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc. (NMI). Tom, who has more than 23 years of experience as an investment professional at Nuveen, has managed NUV since its inception in 1987, while Steve, who joined Nuveen in 1988, has managed NMI since July 1998.


WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS?
Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months was gross domestic product (GDP) growth, which rose 5.5% in the third quarter, well ahead of projections. The growth in GDP was fueled by rising inventories, an improved trade balance, and strong consumer spending, which continues to serve as the main engine powering U.S. economic expansion. Commodity prices, particularly oil and gold, and raw material prices also continued to rise. For the most part, however, these increases did not translate into higher consumer prices. Through the end of October 1999, the Consumer Price Index showed inflation maintaining its low profile, with an annualized increase of 2.8%. Labor markets remained among the tightest in 30 years, as the national unemployment average dropped to 4.1% in October 1999, down from 4.5% in October 1998. Also in October, U.S. personal income surged 1.3%, its biggest jump in more than five years.

Concerned about the potential for an overheated economy, the Federal Reserve raised short-term interest rates twice during the fiscal year covered in this report. A third increase, announced November 16, occurred after the reporting period for the Funds. According to the Fed's theory, the impact of the two rate increases on the stock market during the period covered by this report should have caused consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. Despite the evidence of the Fed's continued vigilance on the inflation front, the cumulative effect of 1999's economic events has been negative for the fixed-income markets, including municipal bonds.

HOW DID THESE EVENTS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first 10 months of 1999, municipal supply across the nation fell just over 20% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which discouraged municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. Among the states, California and New York remained the most active issuers in the nation. Although we expect to see adequate municipal supply for the remainder of the year, Y2K concerns are expected to affect the new issuance calendar to some extent. To avoid any potential problems as 1999 turns to 2000, some municipal bond issuers have accelerated this year's issuance, while others have decided to delay issues until next year. Issuance should gradually return to a more normal level following January, with issuance in 2000 expected to be on par with that of 1999.

Over recent months, institutional demand for municipal paper has been weakened by several events outside the municipal market that have limited the cashflow available for bond purchases. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by claims from natural disasters and further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, fund redemptions have limited the demand from mutual fund companies, another major source of institutional demand. In addition, an accelerated corporate bond issuance calendar, timed to avoid any problems with Y2K, resulted in heavy corporate bond supply, which vied with municipal bonds for institutional investor attention.

On the other hand, demand from individual investors has been a bright spot for municipal bonds during most of 1999, as investors actively worked to rebalance their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and statistics indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.

HOW DID THE FUNDS PERFORM IN THIS ENVIRONMENT?
For the 12 months ended October 31, 1999, NUV produced a total return on net asset value (NAV) of -2.94%, providing a taxable-equivalent total return1 of -0.66% for shareholders in the 31% federal income tax bracket. While the Fund underperformed the -1.78% annual total return posted by the Lehman Brothers Municipal Bond Index2, NUV outpaced the total return of its Lipper Peer Groups3, which had an average annual total return of -3.15% as of October 31, 1999.

NMI, for the 12 months ended October 31, 1999, produced a total return on net asset value (NAV) of 0.74%, providing a taxable-equivalent total return1 of 3.38% for shareholders in the 31% federal income tax bracket. The Fund outperformed both the -1.78% annual total return posted by the Lehman Brothers Municipal Bond Index2 and the -3.15% average annual return of its Lipper Peer Group3.

In recognition of their risk-adjusted performance, NUV was awarded a Morningstar4 rating of four stars and NMI was awarded a Morningstar4 rating of five stars, representing the Funds' overall ratings as of October 31, 1999.

The underperformance of NUV's total return on NAV relative to its Lehman benchmark can be attributed largely to duration. As of October 31, 1999, NUV's average duration was 8.56, compared with the Lehman index's 7.52. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund's NAV to participate more fully in market gains. However, when interest rates rise, longer duration can make the fund's NAV more vulnerable to price declines. Between November 1, 1998, and October 31, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.28% to 6.18%. This meant that funds with longer durations, like NUV, were more likely to underperform the market, as represented by the Lehman Brothers Municipal Bond Index.

Duration also played a role in the outperformance of NMI's total return on NAV compared to its Lehman benchmark due to the fact that NMI's duration during most of the fiscal year was shorter than that of the Lehman index's. As of October 31, 1999, NMI's average duration was 7.96, compared with the Lehman index's
7.52. The shorter the duration, the less sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, shorter duration can limit the ability of a fund's NAV to participate fully in market gains. However, when interest rates rise, shorter duration can help to shelter the fund's NAV from price declines. The rise in yield on the Bond Buyer Revenue Bond Index meant that funds with relatively short durations, like NMI, were more likely to outperform the market, as represented by the Lehman index.

Over the past 12 months, NUV and NMI saw their durations lengthen (from 5.97 and 5.35, respectively) due to market action, trading activity, and bond calls that removed shorter bonds from the Funds. Proceeds from sold or called bonds were reinvested in issues with longer durations, which provided attractive yields and better call protection. Lengthening the Funds' durations should help position the Funds to regain net asset value as the bond market recovers.

HOW WERE NUV AND NMI'S DIVIDENDS AND SHARE PRICES AFFECTED?
During the past year, good call protection helped support NUV and NMI's dividends and shield the income of the Funds from erosion. As of October 31, 1999, NUV had provided shareholders with 12 consecutive months of steady dividends while NMI had provided 16, as of the same date. At the end of October, the market yields for NUV and NMI were a competitive 5.91% and 6.27%, respectively, equivalent to taxable yields1 of 8.57% and 9.09%, respectively, for investors in the 31% federal income tax bracket.

In 1999, rising interest rates, inflation worries, and the uncertainty surrounding the timing of the Federal Reserve's moves created a negative environment in the fixed-income markets. In addition, concerns about the impact of the transition to the year 2000 have precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments at a loss. All of these factors have negatively impacted the market demand for exchange-traded funds such as NUV, and especially NMI, since NMI was trading at a premium to its net asset value through September 1999. The negative impact resulted in a decline in the Funds' share prices. Since the prevailing interest rate environment in October 1999 was higher than that of a year earlier, the Funds' NAVs also declined, as bond prices fell while interest rates rose.


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annual-ized total return and the 31% federal income tax rate.

2 NUV and NMI are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Returns for the index do not reflect any initial or ongoing expenses.

3 The total returns for NUV and NMI are compared with the average annualized return of the 21 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appro-priate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NUV received 4, 4, and 3 stars for the three-, five- and 10-year periods, respectively. NMI received 5, 5, and 4 stars for the three-, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 193 for the three-year period, 193 funds for the five-year period, and 32 funds for the 10-year period.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

As a result of these factors, NUV's discount (share price below NAV) widened, while NMI saw its premium (share price above NAV) move to a discount.

         Premium/Discount6        Total Return on Share Price
       --------------------     --------------------------------
                                     1-Year Ended       Taxable-
       10/31/98      10/31/99            10/31/99    Equivalent1
      ---------      --------   --------------------------------
NUV      -4.17%        -9.02%              -7.50%         -5.12%
      ---------      --------   --------------------------------
NMI       2.79%        -3.76%              -5.77%         -3.20%
      ---------      --------   --------------------------------

Past performance is not predictive of future results.

For additional information on these Funds, see their individual Performance Overview in this report.



WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE PAST 12 MONTHS? Over the past year, NUV and NMI were managed with the goals of supporting and strengthening their long-term dividend capabilities, improving call protection, and enhancing the Funds' tax efficiency by offsetting potential capital gains with capital losses.

Enhanced tax efficiency has been an increasing focus for us over the past six months, as the rising interest rate environment offered opportunities to benefit the Funds through active trading. The increased level of recent trading activity is reflected in the transaction volume figure for the Nuveen Exchange-Traded Funds for the third quarter of 1999, which was 10 times that of the same period in 1998. The strategy we are employing involves selling selected bonds that are trading at a loss, recognizing the capital losses, and then rolling the proceeds into bonds with similar characteristics, but offering current market yields and better call protection. Some of the bonds we sold were due to mature or scheduled to be called within the next few months, while others were bonds that we had purchased earlier this year that were now producing a lower income stream than that recently available in the market. This trading not only gave us capital losses with which to offset current and future capital gains, thereby protecting shareholders from additional taxes, but also-in most cases-increased the net earnings of the Funds. If current market conditions continue, we will continue to focus on implementing this strategy.

Among the issues we sold out of NUV were bonds issued by Travis County Hospital in Texas, which we managed to sell at a profit despite the weak bond market. Even with this sale, NUV has maintained its 12% allocation to the healthcare sector, a dynamic and volatile area of the market that has been beset with concerns about deregulation and profitability. This has created credit and rating pressures for certain healthcare organizations and caused some investors to avoid the sector entirely. Since one of Nuveen's strategies is to discover value in sectors and bonds that have been overlooked by the rest of the market, the healthcare sector has been an area where Nuveen research and our prudent investment approach have enabled us to find and exploit opportunities that can add value for our shareholders. As credit spreads widened, rewarding investors with higher yields for assuming incremental risk, we have continued to watch this sector for attractive lower-rated issues with good future return prospects.

From a regional perspective, we continue to focus on issues in the Midwest, which offer a diversified economy based on a good blend of basic manufacturing, commercial, and expanding technology industries. This area of the country continues to perform well, and we expect the region to hold up performance-wise even if the economy slows.

As of October 31, 1999, NUV had a large allocation (20%) of BBB and non-rated investment-grade bonds. The Fund also had 1% of its portfolio invested in below investment-grade bonds. This combination of lower-rated bonds generally provided enhanced levels of yield and helped to support the dividend, even though credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months. Additional purchases in the BBB sector are being evaluated.

For NMI, we increased its allocation of BBB and non-rated bonds from 51% in October 1998 to 63% in October 1999. These lower-rated bonds generally provided enhanced levels of yield, as investors were compensated with higher yields for taking on the incremental risk associated with lower-rated credits. NMI's investment guidelines allow us to further exploit credit spread differentials by investing up to 25% of the Fund's net assets in non-investment grade bonds rated BB and B. One example of the purchases we made in this sector involved non-rated project finance bonds issued by the Erie County (New York) Industrial Development Authority


6 A fund's premium/discount represents the percentage difference between the fund's share price and its NAV.

for CanFibre of Lackawanna, which recycles wood to make fire-resistant particle board. In addition to offering above-market yields, these bonds, which represent about 6% of the Fund, became one of the best performing issues of the past year, outperforming the market by approximately 220 basis points. This performance was due to project construction that remained on schedule and government certification of CanFibre's product, which enhanced its marketability.

Nuveen's research expertise, along with our presence in the municipal market, means that shareholders can be assured that the creditworthiness of all issuers of non-investment grade bonds is subjected to Nuveen's stringent review process before these bonds are included in NUV and NMI's portfolios.

In the area of bond calls, NUV currently provides excellent levels of protection, with only 7% of its portfolio subject to calls in 2000 and 10% in 2001. NMI, which was first offered in April 1988, has largely completed the period when bond calls are most likely to occur, a normal part of a bond's life that typically takes place around a fund's 10-year anniversary. NMI currently provides excellent levels of call protection, with about 11% of its portfolio subject to calls between now and the end of 2001. These factors should provide additional protection and stability for the Funds' dividends over this period. To minimize the effect of any calls, we continuously work on strategies designed to enhance call protection. As mentioned earlier, we have been active buyers in the current market as we try to take advantage of the higher interest rate environment. These recent purchases can also benefit the Funds by extending call protection. Given the current level of bond yields, we have been evaluating suitable replacements for older bonds, focusing on undervalued bonds that have the potential to support the Funds' dividends and enhance portfolio structure. This should enable us to continue providing competitive levels of dividends for our shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR NUV AND NMI?
For NUV, in the months ahead, we will try to take advantage of the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend capabilities of the Fund. From a sector perspective, we expect to find most of our purchases in the essential services area, including water and sewer bonds, utility issues, and bonds backed by sales and property taxes. As the Federal Reserve works to accomplish its goal of a slower economy, these bonds should continue to perform well. Our Nuveen Research capabilities will help us explore opportunities in the essential services sector as well as other areas of the market to maintain the Fund's diversification.

For NMI, we also plan to continue trying to exploit the higher yields currently available in the municipal market to enhance our portfolio holdings and the dividend capabilities of the Fund. As long as credit spreads remain at current levels, we will continue to invest in attractively priced lower-rated credits that enhance the Fund's yield. We will also continue working on strategies designed to minimize the impact of any bond calls.

Implementing strategies with the potential to benefit NUV and NMI demonstrates the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them to the benefit of shareholders.

Nuveen Municipal Value Fund, Inc.
Performance Overview
As of October 31, 1999

NUV



Portfolio Statistics
Inception Date                                6/87
--------------------------------------------------
Share Price                                 $8 5/8
--------------------------------------------------
Net Asset Value                              $9.48
--------------------------------------------------
Market Yield                                 5.91%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)1 8.57%
--------------------------------------------------
Fund Net Assets ($000)                  $1,847,333
--------------------------------------------------
Average Effective Maturity (Years)           18.35
--------------------------------------------------
Average Duration                              8.56
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -7.50%        -2.94%
--------------------------------------------------
5-Year                         5.31%         5.90%
--------------------------------------------------
10-Year                        5.50%         6.30%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -5.12%        -0.66%
--------------------------------------------------
5-Year                         8.10%         8.52%
--------------------------------------------------
10-Year                        8.43%         9.18%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      28%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0932 per share.


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
11/98            0.0425
12/98            0.0425
1/99             0.0425
2/99             0.0425
3/99             0.0425
4/99             0.0425
5/99             0.0425
6/99             0.0425
7/99             0.0425
8/99             0.0425
9/99             0.0425
10/99            0.0425

Line Chart:
Share Price Performance
11/6/98          10
                 9.81
                 9.88
                 9.88
                 9.94
                 10.06
                 9.88
                 9.81
                 9.69
                 9.81
                 9.81
                 9.94
                 9.75
                 9.88
                 9.88
                 9.81
                 9.75
                 9.81
                 9.81
                 9.75
                 9.69
                 9.69
                 9.69
                 9.69
                 9.5
                 9.38
                 9.38
                 9.25
                 9.19
                 9.19
                 9.19
                 9.19
                 9.13
                 9.19
                 9.13
                 9.06
                 9.06
                 8.81
                 8.69
                 8.69
                 8.63
                 8.44
                 8.56
                 8.38
                 8.38
                 8.19
                 8.31
10/31/99         8.63

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Municipal Income Fund, Inc.
Performance Overview
As of October 31, 1999

NMI

Portfolio Statistics
Inception Date                                4/88
--------------------------------------------------
Share Price                                    $11
--------------------------------------------------
Net Asset Value                             $11.43
--------------------------------------------------
Market Yield                                 6.27%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Tax Rate)1 9.09%
--------------------------------------------------
Fund Net Assets ($000)                     $91,123
--------------------------------------------------
Average Effective Maturity (Years)           18.36
--------------------------------------------------
Average Duration                              7.96
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -5.77%         0.74%
--------------------------------------------------
5-Year                         6.89%         6.49%
--------------------------------------------------
10-Year                        6.11%         6.78%
--------------------------------------------------

Taxable-Equivalent Total Return2
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        -3.20%         3.38%
--------------------------------------------------
5-Year                         9.80%         9.38%
--------------------------------------------------
10-Year                        9.13%         9.84%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      20%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Basic Materials                                10%
--------------------------------------------------
Long TermCare                                   9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal tax rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December 1998 of $0.0748 per share.

Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
11/98            0.0575
12/98            0.0575
1/99             0.0575
2/99             0.0575
3/99             0.0575
4/99             0.0575
5/99             0.0575
6/99             0.0575
7/99             0.0575
8/99             0.0575
9/99             0.0575
10/99            0.0575

Line Chart:
Share Price Performance
11/6/98          12.5
                 12.75
                 12.81
                 12.81
                 12.69
                 12.56
                 12.5
                 12.38
                 12.31
                 12.38
                 12.06
                 12.13
                 12.25
                 12.38
                 12.19
                 12.19
                 12.25
                 12.13
                 12.19
                 12.31
                 12.06
                 12
                 12
                 11.94
                 12.06
                 11.94
                 12
                 12
                 11.5
                 11.75
                 11.75
                 12
                 12.19
                 11.88
                 11.75
                 11.81
                 11.75
                 11.44
                 11.75
                 11.81
                 11.94
                 11.75
                 11.31
                 11.19
                 11.25
                 10.63
                 10.75
10/31/99         11

Weekly Closing Price
Past performance is not predictive of future results.

Shareholder Meeting Report

The Shareholder Meeting was held July 28, 1999.

                                                            NUV           NMI
--------------------------------------------------------------------------------
Approval of Class II Nominee was reached as follows:
                                                           Common         Common
                                                           Shares         Shares
================================================================================
Anne E. Impellizzeri
   For                                                149,674,454      6,757,331
   Against                                                755,227         13,590
   Abstain                                              2,494,081        125,034
--------------------------------------------------------------------------------
   Total                                              152,923,762      6,895,955
================================================================================
 Ratification of auditors was reached as follows:
   For                                                150,641,943      6,765,600
   Against                                                691,943         37,436
   Abstain                                              1,589,876         92,919
--------------------------------------------------------------------------------
   Total                                              152,923,762      6,895,955
================================================================================

Report of Independent Auditors


The Board of Directors and Shareholders
Nuveen Municipal Value Fund, Inc.
Nuveen Municipal Income Fund, Inc.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 1999, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


Chicago, Illinois
December 15, 1999

                            Portfolio of Investments
                            NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
                            October 31, 1999
    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.2%

$   3,460,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue     4/08 at 102              Aaa       $3,075,629
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1998 Series A-2, 5.450%, 10/01/28 (Alternative Minimum Tax)

    4,000,000   The Water Works and Sewer Board of the City of Birmingham (Alabama),  1/04 at 102              Aa3        4,184,800
                 Water and Sewer Revenue Bonds, Series 1994, 5.500%, 1/01/20

    5,000,000   The Industrial Development Board of the Town of Cortland (Alabama),  11/09 at 101             Baa1        5,000,000
                 Solid Waste Disposal Revenue Bonds (Champion International
                 Corporation Project), Series 1999A, 6.700%, 11/01/29 (Alternative
                 Minimum Tax) (WI)

    4,000,000   The Medical Clinic Board of the City of Jasper (Alabama), Hospital    7/02 at 102               A3        4,002,720
                 Revenue Bonds, Series 1993 (Walker Regional Medical Center, Inc.
                 Project), 6.375%, 7/01/18

   12,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101              AAA       10,702,200
                 Warrants, Series 1999-A, 5.375%, 2/01/36

   16,850,000   BMC Special Care Facilities Financing Authority of the City of       11/08 at 101              AAA       14,079,186
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B (Baptist Health),
                 5.000%, 11/15/29


-----------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    3,735,000   Hospital District No. One, Maricopa County, Arizona, General          6/06 at 101              A          3,584,367
                 Obligation Bonds, Series 1996, 6.000%, 6/01/21

    5,270,000   Yuma Regional Medical Center on Behalf of Hospital                8/02 at 101 1/2           N/R***        5,823,245
                 District No. 1 of Yuma County, Arizona, Hospital Revenue
                 Improvement and Refunding Bonds (Yuma Regional Medical
                 Center Project), Series 1992, 8.000%, 8/01/17
                 (Pre-refunded to 8/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.4%

    1,500,000   Arkansas Development Finance Authority, Wastewater System             6/06 at 101               AA        1,492,020
                 Revolving Loan Fund Revenue Bonds, 1996 Series A,
                 5.850%, 12/01/19

    2,900,000   City of Conway, Arkansas, Sales and Use Tax Capital Improvement      12/06 at 101              AAA        2,691,983
                 Bonds, Series 1997A, 5.350%, 12/01/17

    2,750,000   Jefferson County, Arkansas, Pollution Control Revenue Refunding      12/02 at 102             BBB-        2,456,658
                 Bonds (Energy Arkansas, Inc. Project), Series 1997,
                 5.600%, 10/01/17


-----------------------------------------------------------------------------------------------------------------------------------
                California - 5.6%

    6,120,000   State of California, Veterans General Obligation Bonds, Series BH,   12/08 at 101              AAA        5,998,763
                 5.200%, 12/01/11 (Alternative Minimum Tax)

    9,000,000   State of California, Department of Water Resources, Central       6/03 at 101 1/2              AA         8,847,000
                 Valley Project, Water System Revenue Bonds, Series L,
                 5.750%, 12/01/19

   16,500,000   State of California, Department of Water Resources, Central Valley   12/03 at 101               AA       13,610,355
                 Project, Water System Revenue Bonds, Series M, 4.750%, 12/01/24

   17,155,000   State Public Works Board of the State of California, Lease Revenue    6/03 at 102              Aa3       16,015,393
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

    2,500,000   California Statewide Communities Development Authority, Certificates  4/03 at 102           N/R***        2,673,325
                 of Participation, Pacific Homes, Series A, 6.000%, 4/01/17
                 (Pre-refunded to 4/01/03)

    6,530,000   California Statewide Communities Development Authority,               7/03 at 102               AA        6,198,537
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/14

    3,000,000   Community Facilities District No. 98-2 of the Capistrano Unified      9/09 at 102              N/R        2,674,320
                 School District (Ladera), California, Series 1999 Special Tax Bonds,
                 5.750%, 9/01/29

                Foothill/Eastern Transportation Corridor Agency (California), Toll Road
                Revenue Bonds, Series 1995A:
   30,000,000    0.000%, 1/01/22                                                     No Opt. Call              Aaa        8,010,300
   10,000,000    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                            1/07 at 100              Aaa       10,748,400

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                California (continued)

$  30,470,000   Los Angeles County Public Works Financing Authority, Lease Revenue   12/03 at 102              AAA      $27,925,755
                 Bonds (Multiple Capital Facilities Project IV), 4.750%, 12/01/13


-----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 10.2%

   12,515,000   Colorado Health Facilities Authority, Revenue Bonds, Series 1994      5/04 at 102               AA       11,492,775
                 (Sisters of Charity Health Care Systems, Inc.), 5.250%, 5/15/14

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
    3,680,000    7.000%, 11/15/03 (Alternative Minimum Tax)                          11/02 at 102             BBB+        3,896,016
    2,125,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102             Aaa         2,330,105
                 (Pre-refunded to 11/15/02)
    8,290,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102             BBB+        8,827,026

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1992C:
      655,000    6.750%, 11/15/13 (Alternative Minimum Tax)                          11/02 at 102              Aaa          709,378
                 (Pre-refunded to 11/15/02)
    5,045,000    6.750%, 11/15/13 (Alternative Minimum Tax)                          11/02 at 102             BBB+        5,215,168
    7,515,000    6.750%, 11/15/22 (Alternative Minimum Tax)                          11/02 at 102              Aaa        8,138,895
                 (Pre-refunded to 11/15/02)
   29,870,000    6.750%, 11/15/22 (Alternative Minimum Tax)                          11/02 at 102             BBB+       30,147,194

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1990A:
      790,000    8.250%, 11/15/12 (Alternative Minimum Tax)                          11/00 at 102              Aaa          839,778
                 (Pre-refunded to 11/15/00)
    8,360,000    8.250%, 11/15/12 (Alternative Minimum Tax)                          11/00 at 102             BBB+        8,774,238
    2,705,000    8.500%, 11/15/23 (Alternative Minimum Tax)                          11/00 at 102              Aaa        2,882,232
                 (Pre-refunded to 11/15/00)
   29,090,000    8.500%, 11/15/23 (Alternative Minimum Tax)                          11/00 at 102             BBB+       30,600,935

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
    3,475,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102              Aaa        3,840,918
                 (Pre-refunded to 11/15/01)
    9,635,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102             BBB+       10,445,978

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
    1,820,000    7.750%, 11/15/21 (Alternative Minimum Tax)                          11/01 at 102              Aaa        1,977,011
                 (Pre-refunded to 11/15/01)
    6,930,000    7.750%, 11/15/21 (Alternative Minimum Tax)                          11/01 at 102             BBB+        7,380,727
   10,275,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100              Aaa       10,825,535
                 (Pre-refunded to 11/15/01)
   39,745,000    7.000%, 11/15/25 (Alternative Minimum Tax)                          11/01 at 100             BBB+       40,928,606


-----------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.4%

    7,850,000   Connecticut Housing Finance Authority, Housing Mortgage Finance       5/06 at 102               AA        7,943,023
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.3%

    8,000,000   Washington Convention Center Authority (Washington, D.C.),           10/08 at 100              AAA        6,389,920
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.8%

    5,000,000   Orange County Health Facilities Authority, Hospital Revenue Bonds    10/09 at 101               A2        4,790,850
                 (Orlando Regional Healthcare System), Series 1999E,
                  6.000%, 10/01/26

    5,000,000   Orlando Utilities Commission, Water and Electric Subordinated        10/02 at 100              Aa2        4,666,250
                 Revenue Bonds, Series 1992A, 5.500%, 10/01/27

    5,500,000   Orlando Utilities Commission, Water and Electric Subordinated        10/03 at 102              Aa2        4,963,255
                 Revenue Refunding Bonds, Series 1993A, 5.250%, 10/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.8%

   22,850,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,        5/09 at 101              AAA       19,081,121
                 Series 1999A, 5.000%, 11/01/38

                Coffee County Hospital Authority (Georgia), Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
    2,700,000    6.250%, 12/01/06                                                    No Opt. Call              N/R        2,673,378
   21,100,000    6.750%, 12/01/26                                                    12/06 at 102              N/R       20,392,095

    8,000,000   George L. Smith II World Congress Center Authority, Refunding         7/10 at 101              AAA        7,363,440
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax) (DD, settling on
4/04/00)

    2,250,000   Hospital Authority of the City of Royston (Georgia), Revenue          7/09 at 102              N/R        2,136,600
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc.
                 Project), Series 1999, 6.500%, 7/01/27

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Illinois - 10.3%

$   5,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992,  1/02 at 102              AAA       $5,257,300
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

                City of Chicago, General Obligation Bonds, Project and Refunding
                Series 1998:
   10,700,000    5.250%, 1/01/20                                                      7/08 at 102              AAA        9,634,494
    5,700,000    5.250%, 1/01/28                                                      7/08 at 102              AAA        5,006,424

    2,000,000   Chicago School Reform Board of Trustees of the Board of Education    12/07 at 102              AAA        1,787,380
                 of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of Education
                of the City of Chicago, Illinois, Unlimited Tax General
                Obligation Bonds(Dedicated Tax Revenues), Series 1998A:
   15,000,000    0.000%, 12/01/24                                                    No Opt. Call              AAA        3,179,400
   47,500,000    0.000%, 12/01/28                                                    No Opt. Call              AAA        7,795,700

    1,125,000   Metropolitan Water Reclamation District of Greater Chicago,          No Opt. Call              Aa1        1,273,905
                 General Obligation Capital Improvement Bonds, Series of
                 June 1991, 7.000%, 1/01/11

   17,500,000   Public Building Commission of Chicago (Illinois), Building Revenue   12/03 at 102              AAA        18,576,075
                 Bonds, Series A of 1993 (Board of Education of the City
                 of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

    9,300,000   City of Chicago, Illinois, Tax Increment Allocation Bonds             1/01 at 102           N/R***        9,762,861
                 (Stockyards Industrial-Commercial Redevelopment Project),
                 Series 1991, 9.000%, 1/01/11 (Pre-refunded to 1/01/01)

    5,430,000   Illinois Development Finance Authority, Industrial Development        6/02 at 102              N/R        5,562,438
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

    3,000,000   Illinois Development Finance Authority, Pollution Control Revenue    No Opt. Call             BBB+        2,812,620
                 Refunding Bonds, Series 1994 Edison Company Project),
                 5.850%, 1/15/14

                Illinois Development Finance Authority (The Presbyterian Home
                Lake Forest Place Project), Fixed Rate Revenue Bonds, Series 1996B:
    6,495,000    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                            9/06 at 102            A1***        7,126,184
      990,000    6.400%, 9/01/31                                                      9/06 at 102               A1        1,040,936

   14,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102               A-       12,454,680
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

    7,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993     11/03 at 102              AAA        6,262,830
                 (Swedish American Hospital), 5.375%, 11/15/23

   18,015,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993     11/03 at 102              AAA       15,950,121
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

                Illinois Health Facilities Authority, Revenue and Revenue Refunding
                Bonds, Series 1990C (Hinsdale Hospital):
    8,735,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                         11/00 at 102              AAA        9,396,764
    1,165,000    9.500%, 11/15/19                                                    11/00 at 102              AAA        1,256,720

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
    1,150,000    7.000%, 2/15/18 (Pre-refunded to 2/15/02)                            2/02 at 102             A***        1,232,673
    4,350,000    7.000%, 2/15/18                                                     No Opt. Call             A***        4,819,539

    8,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997      8/07 at 101              AAA        7,047,920
                 (Sherman Health Systems), 5.250%, 8/01/22

   30,415,000   State of Illinois, Build Illinois Bonds, Sales Tax Revenue Refunding  6/02 at 101              AAA       28,643,935
                 Bonds, Series Q, 5.500%, 6/15/20

   12,525,000   Metropolitan Pier and Exposition Authority (Illinois), Dedicated      6/07 at 101              AAA       11,788,530
                 State Tax Revenue Bonds, Series 1997, 5.125%, 6/01/13

   11,650,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/04 at 102              AAA       12,587,825
                 McHenry and Will Counties (Illinois), General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

    1,830,000   Tri-City Regional Port District (Illinois), Port and Terminal        No Opt. Call              N/R        1,761,924
                 Facilities Revenue Bonds (1998 Refunding and Dock #2
                 Enhancement Project), Series 1998B, 5.875%, 7/01/08
                 (Alternative Minimum Tax)

    2,295,000   School District Number 161, Will County, Illinois, Capital           No Opt. Call              Aaa          751,360
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 2.5%

   10,000,000   Indiana Health Facility Financing Authority, Hospital Revenue        11/07 at 102              AAA        8,959,800
                 Bonds, Series 1997A (Sisters of St. Francis' Health Services, Inc.
                 Project), 5.375%, 11/01/27

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Indiana (continued)

$  17,105,000   Indiana Health Facility Financing Authority, Hospital Revenue         2/07 at 102               AA      $16,652,402
                 Bonds (Clarian Health Partners, Inc.), Series 1996A,
                 6.000%, 2/15/21

    4,500,000   Indianapolis Airport Authority, Special Facilities Revenue Bonds,     7/04 at 102              BBB        4,798,665
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17
                 (Alternative Minimum Tax)

                The Indianapolis Local Public Improvement Bond Bank, Series 1999E:
   12,500,000    0.000%, 2/01/21                                                     No Opt. Call              AAA        3,337,500
   10,000,000    0.000%, 2/01/27                                                     No Opt. Call              AAA        1,824,700

    9,155,000   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   12/03 at 100              N/R        8,797,863
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series A,
                 6.200%, 12/15/18

      500,000   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   12/03 at 100              N/R          480,860
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series B,
                 6.450%, 12/15/18 (Alternative Minimum Tax)

    3,168,570   City of South Bend, Indiana, Multifamily Housing Revenue Refunding   12/03 at 100              N/R        1,948,480
                 Bonds (The Pointe at St. Joseph Project), Issue of 1994, Series C,
                 3.850%, 12/15/18


-----------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.4%

   27,435,000   Iowa Housing Finance Authority, Single Family Housing Bonds,         No Opt. Call              AAA        4,207,706
                 1984 Issue A, 0.000%, 9/01/16

    3,380,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102              AAA        2,894,598
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28


-----------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    6,650,000   City of Newton, Kansas, Hospital Revenue Bonds (Newton               11/04 at 102           N/R***        7,567,966
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)


-----------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.2%

   12,500,000   County of Carroll, Kentucky, Collateralized Pollution Control         9/02 at 102              Aa2       13,546,625
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

    9,000,000   Greater Kentucky Housing Assistance Corporation, Mortgage Revenue     1/03 at 100              AAA        9,014,490
                 Refunding Bonds, Series 1997A (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), 6.100%, 1/01/24


-----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.3%

   20,425,000   Louisiana Public Facilities Authority, Hospital Revenue              No Opt. Call              AAA       23,725,680
                 Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                 Series 1986, 8.000%, 5/15/12


-----------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.9%
   14,365,000   Maine State Housing Authority, Mortgage Purchase Bonds,               2/04 at 102               AA       13,812,378
                 1994 Series A, 5.550%, 11/15/14

   20,815,000   Maine State Housing Authority, Mortgage Purchase Bonds,               5/05 at 102               AA       21,246,287
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

   10,900,000   Community Development Administration of Maryland, Department      3/07 at 101 1/2              Aa2        10,679,166
                 of Housing and Community Development, Residential Revenue Bonds,
                 Series 1997B, 5.875%, 9/01/25 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.7%

    1,290,000   Massachusetts Municipal Wholesale Electric Company, Power Supply     No Opt. Call             BBB+        1,454,271
                 System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

    5,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    7/01 at 103              N/R        5,385,950
                 Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

   16,400,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102              AAA       13,669,072
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

   10,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/07 at 102              AAA        8,519,300
                 Revenue Bonds, 1997 Series B, 5.125%, 1/01/37

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, 1999 Series A  (Subordinated):
    5,000,000    4.750%, 1/01/34                                                      1/09 at 101              AAA        3,984,250
   10,000,000    5.000%, 1/01/39                                                      1/09 at 101              AAA        8,309,900

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Massachusetts (continued)

$   9,510,000   Massachusetts Water Resources Authority, General Revenue Bonds,       4/00 at 100              AAA       $9,596,066
                 1990 Series A, 6.000%, 4/01/20 (Pre-refunded to 4/01/00)

   36,580,000   Massachusetts Water Resources Authority, General Revenue Refunding   11/02 at 102               A+       35,205,689
                 Bonds, 1992 Series B, 5.500%, 11/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.1%

    3,790,000   City of Adrian Hospital Finance Authority, Hospital Revenue Bonds     7/00 at 102           N/R***        3,966,349
                 (Emma L. Bixby Medical Center), Series 1989A, 8.500%, 7/01/09
                 (Pre-refunded to 7/01/00)

    6,000,000   The Economic Development Corporation of the City of Dearborn          8/04 at 102              AAA        5,385,720
                 (Michigan), Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

   10,000,000   City of Detroit Local Development Finance Authority, Tax Increment    5/09 at 101              N/R        8,699,300
                 Bonds, Series 1998A, 5.500%, 5/01/21

    1,400,000   City of Detroit, Michigan, Sewage Disposal System Revenue             7/05 at 101              AAA        1,305,612
                 Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse Hospital Finance Authority, Hospital
                Revenue Refunding Bonds (Munson Healthcare Obligated Group),
                Series 1992A:
    2,700,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                            7/02 at 102              AAA        2,871,450
    1,300,000    6.250%, 7/01/12                                                      7/02 at 102              AAA        1,367,366

    7,000,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/01 at 102              Aaa        7,521,430
                 Bonds (The Detroit Medical Center Obligated Group), Series 1991A,
                 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

   18,755,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds     8/08 at 101              BBB       14,653,657
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

    5,820,000   Michigan State Housing Development Authority, Rental Housing Revenue  4/03 at 102              AAA        5,816,450
                 Bonds, 1993 Series A, 5.875%, 10/01/17

   15,750,000   Michigan State Housing Development Authority, Rental Housing Revenue  6/05 at 102              AAA       16,151,468
                 Bonds, 1995 Series B, 6.150%, 10/01/15

   25,000,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds   9/05 at 102              AAA       25,860,250
                 (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25

-----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 0.4%

    7,280,000   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102              AAA        7,279,199
                 1995 Series D, 5.900%, 8/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.7%

   13,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue      5/03 at 102              AAA       12,615,200
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16


-----------------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.1%

    1,450,000   The Industrial Development Authority of the City of West Plains,     11/09 at 101              N/R        1,392,537
                 Missouri Hospital Facilities Revenue Bonds (Ozark Medical Center),
                 Series 1999, 6.750%, 11/15/24


-----------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 0.3%

    4,695,000   Consumers Public Power District, Nebraska, Nuclear Facility           1/00 at 100               A+        4,696,362
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03


-----------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.5%

    5,070,000   The Industrial Development Authority of the State of New Hampshire,  12/99 at 103             BBB+        5,229,604
                 Pollution Control Revenue Bonds (The United Illuminating Company
                 Project), 1989 Series A, 8.000%, 12/01/14 (Alternative Minimum Tax)

   24,625,000   Business Finance Authority of the State of New Hampshire, Pollution  10/03 at 102             BBB+       21,990,371
                 Control Refunding Revenue Bonds (The United Illuminating
                 Company Project), 1993 Series A, 5.875%, 10/01/33


-----------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.3%

   25,625,000   New Jersey Economic Development Authority, Special Facility           9/09 at 101               BB       23,954,506
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                New York - 9.1%

    5,360,000   Village of East Rochester Housing Authority (New York), FHA-Insured   8/07 at 102              AAA        5,111,993
                 Mortgage Revenue Bonds (St. John's Meadows Project) Series 1997A,
                 5.600%, 8/01/17

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                New York (continued)

$  10,480,000   Long Island Power Authority (New York), Electric System General       6/03 at 101               A-       $9,425,607
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29

    1,250,000   Metropolitan Transportation Authority (New York), Commuter            7/00 at 102              AAA        1,304,300
                 Facilities 1987 Service Contract Bonds, Series 3, 7.500%, 7/01/16
                 (Pre-refunded to 7/01/00)

    5,000,000   The City of New York, General Obligation Bonds,                   8/03 at 101 1/2               A-        5,067,000
                 Fiscal 1994 Series D, 5.750%, 8/15/10

    9,000,000   The City of New York, General Obligation Bonds,                   2/06 at 101 1/2               A-        8,891,460
                 Fiscal 1996 Series G, 5.750%, 2/01/14

   10,000,000   The City of New York, General Obligation Bonds,                   8/06 at 101 1/2               A-        9,993,700
                 Fiscal 1997 Series E, 6.000%, 8/01/16

   23,395,000   The City of New York, General Obligation Bonds,                       8/07 at 101               A-       23,436,643
                 Fiscal 1998 Series D, 5.500%, 8/01/10

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
      390,000    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101            A-***          419,176
   39,610,000    6.000%, 10/15/26                                                    10/07 at 101               A-       39,268,958

   15,000,000   New York City Municipal Water Finance Authority, Water and            6/06 at 101              AAA       14,512,950
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

    8,750,000   New York City Municipal Water Finance Authority, Water and            6/01 at 101              AAA        9,183,650
                 Sewer System Revenue Bonds, Fiscal 1992 Series A,
                 6.750%, 6/15/17 (Pre-refunded to 6/15/01)

    7,000,000   Dormitory Authority of the State of New York, Mental Health           8/09 at 101               A-        6,118,770
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

   15,000,000   New York Local Government Assistance Corporation,                     4/01 at 102              AAA       15,859,350
                 Series 1991A Bonds, 7.000%, 4/01/16 (Pre-refunded to 4/01/01)

    9,645,000   New York State Medical Care Facilities Finance Agency,                8/03 at 102              AAA        9,692,839
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

   10,000,000   New York State Thruway Authority, Local Highway and Bridge            4/08 at 101              AAA        9,352,000
                 Service Contract Bonds, Series 1998A-2, 5.250%, 4/01/15


-----------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 3.3%

    6,100,000   City of Charlotte, North Carolina, Refunding Certificates of         12/03 at 102              AAA        5,593,822
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

   11,865,000   North Carolina Eastern Municipal Power Agency, Power System       9/03 at 102 1/2              BBB       10,772,115
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

   11,610,000   North Carolina Eastern Municipal Power Agency, Power System           1/03 at 102              BBB       10,892,270
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

    1,000,000   North Carolina Eastern Municipal Power Agency, Power System           1/07 at 102              AAA          994,880
                 Revenue Bonds, Refunding Series 1996 A, 5.700%, 1/01/13

   13,850,000   North Carolina Municipal Power Agency Number 1, Catawba               1/03 at 100             BBB+       12,855,985
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

   10,910,000   North Carolina Municipal Power Agency Number 1, Catawba               1/00 at 100             BBB+       10,161,683
                 Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20

   10,000,000   North Carolina Municipal Power Agency Number 1, Catawba               1/10 at 101             BBB+        9,877,200
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20 (WI)


-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.7%

    9,900,000   The Comanche County Hospital Authority (Lawton, Oklahoma),            1/00 at 102              AAA       10,182,645
                 Certificates of Participation, Series 1990, 9.000%, 7/01/21
                 (Pre-refunded to 1/01/00)

    2,350,000   Midwest City Memorial Hospital Authority (Midwest City,               4/02 at 102          BBB+***        2,542,395
                 Oklahoma), Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/22
                 (Pre-refunded to 4/01/02)


-----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 4.0%

    5,955,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,    9/04 at 102              BBB        6,323,257
                 1994 Series A, 6.750%, 9/01/19

   11,175,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102              AA+       10,841,650
                 Revenue Bonds, Series 1993-36, 5.450%, 10/01/14

    9,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102              AA+        9,148,770
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Pennsylvania (continued)

$  18,850,000   Pennsylvania Intergovernmental Cooperation Authority, Special Tax     6/03 at 100              AAA      $16,229,285
                 Revenue Refunding Bonds (City of Philadelphia Funding Program),
                 Series of 1993A, 5.000%, 6/15/22

                City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
                Series 1993:
   12,745,000    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                            6/03 at 102              AAA       13,372,436
   19,255,000    5.500%, 6/15/14                                                      6/03 at 102              AAA       18,753,792


-----------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.8%

    6,250,000   Rhode Island Health and Educational Building Corporation, Hospital    5/07 at 102              AAA        5,470,500
                 Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26

   10,000,000   State of Rhode Island, Providence Plantations, Lease Participation   10/07 at 101              AAA        9,315,700
                 Certificates (Howard Center Improvements), 1997 Series,
                 5.375%, 10/01/16


-----------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.6%

   13,000,000   Piedmont Municipal Power Agency, Electric Revenue Bonds,              1/00 at 100             BBB-       10,164,440
                 1986 Refunding Series, 5.000%, 1/01/25


-----------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.1%

    2,125,000   Municipal Energy Acquisition Corporation (Tennessee), Gas Revenue    No Opt. Call              AAA        1,926,886
                 Bonds, Series 1999, 4.125%, 3/01/08


-----------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.6%

   11,990,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,  12/00 at 102             Baa2       12,478,233
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

   12,525,000   City of Austin, Texas, Combined Utility Systems Revenue Bonds,        5/01 at 100              AAA       13,226,275
                 Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

   24,265,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding    No Opt. Call              AAA       35,646,256
                 Bonds, Series 1992A, 12.500%, 11/15/07

    3,365,000   Corpus Christi Housing Finance Corporation, Single Family Mortgage    7/01 at 103              AAA        3,573,529
                 Senior Revenue Refunding Bonds, Series 1991A, 7.700%, 7/01/11

   10,000,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien    8/01 at 102               AA       10,512,100
                 Revenue Refunding Bonds, Series 1991, 6.750%, 8/01/14

    3,470,000   Irving Independent School District, Unlimited Tax School Building    No Opt. Call              AAA        1,839,274
                 Bonds, Series 1997, 0.000%, 2/15/11

    5,685,000   Irving Independent School District, Unlimited Tax Refunding Bonds,   No Opt. Call              AAA        3,219,643
                 Series 1997 A, 0.000%, 2/15/10

   14,625,000   Matagorda County Navigation District Number One (Texas),             10/00 at 102              AAA       14,407,819
                 Collateralized Revenue Refunding Bonds (Houston Lighting and
                 Power Company Project), Series 1995, 5.800%, 10/15/15

    4,000,000   Industrial Development Corporation of Port of Corpus Christi          4/08 at 102             BBB-        3,463,640
                 (Texas), Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.400%, 4/01/18

    1,370,000   The Southeast Texas Housing Finance Corporation, Single Family       No Opt. Call              AA-          288,755
                 Mortgage Revenue Bonds, 1983 Series A, 0.000%, 11/01/14

    5,750,000   Weslaco Health Facilities Development Corporation, Hospital Revenue   1/04 at 102              AAA        5,182,188
                 Bonds (Knapp Medical Center Project), Series 1994, 5.375%, 6/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                Utah - 4.6%

   10,670,000   Intermountain Power Agency, Power Supply Revenue Refunding            7/03 at 102               A+        9,831,765
                 Bonds, 1993 Series B, 5.250%, 7/01/17

    3,510,000   Intermountain Power Agency, Power Supply Revenue Refunding Bonds,    No Opt. Call               A+        3,312,422
                 1993 Series C, 5.250%, 7/01/14

                Intermountain Power Agency, Power Supply Revenue Refunding Bonds,
                1993 Series A:
   24,130,000    5.500%, 7/01/20                                                      7/03 at 102               A+       22,293,224
   47,180,000    5.000%, 7/01/23                                                      7/03 at 100               A+       40,222,365

   10,000,000   Intermountain Power Agency, Power Revenue Refunding Bonds,            7/06 at 102               A+        8,584,300
                 1996 Series D, 5.000%, 7/01/21


-----------------------------------------------------------------------------------------------------------------------------------
                Washington - 10.8%

      430,000   Washington Public Power Supply System, Nuclear Project No. 1         No Opt. Call              AAA          478,887
                 Revenue Bonds, 14.375%, 7/01/01

    9,450,000   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102              AAA        9,173,871
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
$  27,000,000    5.400%, 7/01/12                                                      7/03 at 102              Aa1      $26,274,240
    2,870,000    5.375%, 7/01/15                                                      7/03 at 102              Aa1        2,668,497

   11,390,000   Washington Public Power Supply System, Nuclear Project                7/03 at 102              Aa1       11,418,931
                 No. 2 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

   17,500,000   Washington Public Power Supply System, Nuclear Project                7/04 at 102              Aa1       17,344,600
                 No. 2 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

    2,000,000   Washington Public Power Supply System, Nuclear Project                1/00 at 102              AAA        2,051,000
                 No. 3 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   20,975,000   Washington Public Power Supply System, Nuclear Project                7/01 at 102              Aaa       22,123,801
                 No. 3 Refunding Revenue Bonds, Series 1991A, 6.500%, 7/01/18
                 (Pre-refunded to 7/01/01)

                Washington Public Power Supply System, Nuclear Project
                No. 3 Refunding Revenue Bonds, Series 1993B:
   11,510,000    5.625%, 7/01/12                                                      7/03 at 102              Aa1       11,436,912
    9,000,000    5.600%, 7/01/17                                                      7/03 at 102              AAA        8,633,880

                Washington Public Power Supply System, Nuclear Project
                No. 3 Refunding Revenue Bonds, Series 1993C:
   81,000,000    5.400%, 7/01/12                                                      7/03 at 102              Aa1       78,822,720
   11,850,000    5.375%, 7/01/15                                                      7/03 at 102              Aa1       11,018,012


-----------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.4%

    7,180,000   West Virginia Housing Development Fund, Housing Finance Bonds,       11/06 at 102              AAA        7,279,371
                Series 1997-A, 6.050%, 5/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.2%

   20,385,000   The Wisconsin Public Power Incorporated System, Power Supply System   7/03 at 102              AAA       18,236,216
                 Revenue Bonds, Series 1993 A, 5.250%, 7/01/21

    4,015,000   Wisconsin Housing and Economic Development Authority,                 3/04 at 102               AA        4,111,960
                 Homeownership Revenue Bonds, 1994 Series B, 6.750%, 9/01/25
                 (Alternative Minimum Tax)

   17,020,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/03 at 102              AAA       15,734,307
                 Bonds (Sisters of the Sorrowful Mother - Ministry), Series 1993D,
                 5.500%, 8/15/19

    1,750,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds  8/03 at 102              AAA        1,681,906
                 (Sisters of the Sorrowful Mother- Ministry), Series 1993C, 5.400%, 8/15/13
-----------------------------------------------------------------------------------------------------------------------------------
$1,983,498,570  Total Investments - (cost $1,804,377,196) - 98.1%                                                     1,812,223,442
==============
                Other Assets Less Liabilities - 1.9%                                                                     35,109,622
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,847,333,064
                ===================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis (note
                         1).

                    (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
                            October 31, 1999
    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                California - 8.2%

$   5,530,000   Adelanto School District (San Bernardino County, California),        No Opt. Call              AAA       $1,430,777
                 General Obligation Bonds (Bank Qualified), 1997 Series A,
                 0.000%, 9/01/22

                Brea Olinda Unified School District (California), General
                Obligation Bonds, Election of 1999, Series 1999A:
    2,000,000    0.000%, 8/01/21                                                     No Opt. Call              AAA          539,420
    2,070,000    0.000%, 8/01/22                                                     No Opt. Call              AAA          524,497
    2,120,000    0.000%, 8/01/23                                                     No Opt. Call              AAA          505,726

    3,000,000   California Pollution Control Financing Authority, Solid               7/07 at 102              N/R        3,239,700
                 Waste Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

    1,150,000   Foothill/Eastern Transportation Corridor Agency (California),         1/07 at 100              Aaa        1,236,066
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)


-----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.1%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
      410,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102              Aaa          449,573
                 (Pre-refunded to 11/15/02)
    1,590,000    7.250%, 11/15/23 (Alternative Minimum Tax)                          11/02 at 102             BBB+        1,693,000

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
      285,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102              Aaa          315,011
                 (Pre-refunded to 11/15/01)
      780,000    8.750%, 11/15/23 (Alternative Minimum Tax)                          11/01 at 102             BBB+          845,653

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      110,000    8.500%, 11/15/23 (Alternative Minimum Tax)                          11/00 at 102              Aaa          117,207
                 (Pre-refunded to 11/15/00)
    1,195,000    8.500%, 11/15/23 (Alternative Minimum Tax)                          11/00 at 102             BBB+        1,257,068


-----------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 6.2%

    1,480,000   Capitol Region Education Council (Connecticut), Revenue Bonds,       10/05 at 102              BBB        1,533,783
                 6.750%, 10/15/15

    3,000,000   State of Connecticut Health and Educational Facilities Authority,     7/06 at 102             BBB-        3,001,380
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

    1,000,000   Housing Authority of the City of Willimantic, Multifamily Housing    10/05 at 105              AAA        1,110,040
                 Revenue Bonds, Series 1995A, (GNMA Collateralized Mortgage
                 Loan - Village Heights Apartments Project), 8.000%, 10/20/30


-----------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.9%

      770,000   District of Columbia Housing Finance Agency, Collateralized Single   12/99 at 101              AAA          775,459
                 Family Mortgage Revenue Bonds, Series 1988A, 8.375%, 6/01/19
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Florida - 4.2%

    1,670,000   Dade County Industrial Development Authority, Industrial              6/05 at 102              N/R        1,779,502
                 Development Revenue Bonds, Series 1995 (Miami Cerebral Palsy
                 Residential Services, Inc. Project), 8.000%, 6/01/22

    2,000,000   Martin County Industrial Development Authority (Florida), Industrial 12/04 at 102             BBB-        2,037,040
                 Development Revenue Bonds (Indianatown Cogeneration. L.P. Project),
                 Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.0%

    4,320,000   City of Chicago, Tax Increment Allocation Bonds (Irving/Cicero        1/09 at 100              N/R        4,156,445
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

    1,300,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993      9/03 at 102               A-        1,384,409
                 (Northern Illinois Medical Center Project), 6.000%, 9/01/19

    2,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102               A-        1,779,240
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

                Illinois Health Facilities Authority, Revenue and Revenue Refunding
                Bonds, Series 1990C (Hinsdale Hospital):
    1,010,000    9.500%, 11/15/19 (Pre-refunded to 11/15/00)                         11/00 at 102              AAA        1,086,518
      475,000    9.500%, 11/15/19                                                    11/00 at 102              AAA          512,397

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$   2,000,000   Joliet Regional Port District, Airport Facilities Revenue Bonds,      7/07 at 103              N/R       $2,000,740
                 Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Indiana - 9.5%

    9,000,000   Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue     11/10 at 102              N/R        8,671,950
                 Bonds (Steel Dynamics, Inc. Project), Series 1998, 7.250%, 11/01/18
                 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.6%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
      625,000    11.000%, 2/01/04                                                    No Opt. Call              BBB          699,806
    2,000,000    11.000%, 2/01/14                                                    No Opt. Call              BBB        2,599,400


-----------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.3%

    2,000,000   Anne Arundel County, Maryland, Multifamily Housing Revenue           No Opt. Call              BBB        2,116,220
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax) (Mandatory put
                 12/01/03)


-----------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.9%

    3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery            7/01 at 103              N/R        3,231,570
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

    1,380,000   Massachusetts Industrial Finance Agency, Revenue Bonds,               7/07 at 102             BBB-        1,260,520
                 Dana Hall School Issue, Series 1997, 5.900%, 7/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.5%

    1,500,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds            No Opt. Call              BBB        1,338,255
                 (United Waste Systems, Inc. Project), Series 1995 Remarketing
                 (Waste Management Inc), 5.200%, 4/01/10


-----------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 3.1%

    2,840,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,       1/07 at 102              AA+        2,858,744
                 1995 Series M, 5.875%, 1/01/17


-----------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 4.4%

    4,500,000   Mississippi Business Finance Corporation, Pollution Control Revenue  10/03 at 102             BBB-        3,979,620
                 Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22


-----------------------------------------------------------------------------------------------------------------------------------
                Montana - 1.6%

    1,500,000   Montana Health Facility Authority, Health Care Revenue Bonds,         6/06 at 102             BBB-        1,442,340
                 Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18


-----------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 1.1%

    1,000,000   New Hampshire Higher Educational and Health Facilities Authority,     1/07 at 102             BBB-          964,910
                 Revenue Bonds, Series 1997 (New Hampshire College), 6.375%, 1/01/27


-----------------------------------------------------------------------------------------------------------------------------------
                New York - 16.8%

      400,000   Village of East Rochester Housing Authority, FHA-Insured Mortgage     8/08 at 102               AA          378,260
                 Revenue Bonds (Linden Knoll, Inc. Project), Series 1998, 5.250%, 8/01/17

    5,000,000   Erie County Industrial Development Agency, Solid Waste Disposal      12/10 at 103              N/R        5,389,350
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

                The City of New York, General Obligation Bonds, Fiscal 1996 Series F:
      500,000    5.750%, 2/01/15                                                  2/06 at 101 1/2               A-          489,275
    1,400,000    5.750%, 2/01/19                                                  2/06 at 101 1/2               A-        1,348,606

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1996       2/06 at 101 1/2               A-          987,940
                 Series G, 5.750%, 2/01/14

    1,250,000   The City of New York, General Obligation Bonds, Fiscal 1997      11/06 at 101 1/2               A-        1,276,263
                 Series D, Tax Exempt Bonds, 5.875%, 11/01/11

    2,500,000   New York State Medical Care Facilities Finance Agency, Hospital       2/05 at 102              AAA        2,765,150
                 Medical Center Secured Hospital Revenue Bonds, Series 1995-A,
                 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

    2,710,000   UFA Development Corporation, Utica, New York, FHA-Insured Mortgage    1/07 at 102              Aa2        2,686,423
                 Revenue Bonds, Series 1997A (Loretto-Utica Project), 6.125%, 7/01/35

    Principal                                                                       Optional Call                            Market
       Amount   Description                                                           Provisions*        Ratings**            Value
-----------------------------------------------------------------------------------------------------------------------------------

                Ohio - 1.2%

$   1,000,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue        7/03 at 103              AAA       $1,099,380
                 Bonds, 1991 Series A (Ohio Presbyterian Retirement Services),
                 8.750%, 7/01/21 (Pre-refunded to 7/01/03)


-----------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.0%

      880,000   Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma         1/00 at 100              N/R          882,702
                 Blood Institute Project, Series 1988, 9.000%, 7/01/03


-----------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.0%

    2,000,000   State of Oregon Housing and Community Services Department,        7/07 at 101 1/2              Aa2        1,840,680
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)


-----------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 1.2%

    1,000,000   Pennsylvania Convention Center Authority, Refunding Revenue Bonds,    9/04 at 102              BBB        1,061,840
                 1994 Series A, 6.750%, 9/01/19


-----------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.6%

    1,055,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,  12/00 at 102             Baa2        1,097,960
                 Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

      765,000   Hidalgo County Housing Finance Corporation (Florida),                 4/04 at 102              Aaa          789,618
                 Single Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

    3,000,000   Laredo Independent School District (Webb County, Texas),              8/09 at 100              AAA        2,681,370
                 Unlimited Tax School Building Bonds, Series 1999, 5.250%, 8/01/24

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
    1,000,000    0.000%, 8/15/25                                                 8/13 at 51 27/32              AAA          202,410
    1,000,000    0.000%, 8/15/26                                                  8/13 at 49 3/32              AAA          189,760
    1,000,000    0.000%, 8/15/27                                                 8/13 at 46 15/32              AAA          178,200


-----------------------------------------------------------------------------------------------------------------------------------
                Washington - 1.5%

    1,240,000   Housing Authority of the City of Bellingham, Washington, Housing     11/04 at 100            A1***        1,361,815
                 Revenue Bonds, Series 1994 (Cascade Meadows Project),
                 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
$  99,310,000   Total Investments - (cost $88,154,445) - 97.9%                                                           89,180,988
=============

                Other Assets Less Liabilities - 2.1%                                                                      1,941,656
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $91,122,644
                ===================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
October 31, 1999
                                                                                                 Municipal Value    Municipal Income
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                                    $1,812,223,442         $89,180,988
 Cash                                                                                                  5,102,087             147,696
 Receivables:
   Interest                                                                                           37,035,363           2,220,022
   Investments sold                                                                                   25,648,664             162,952
 Other assets                                                                                            275,661               6,855
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,880,285,217          91,718,513
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                                                                    22,435,762                  --
 Accrued expenses:
   Management fees (note 6)                                                                              881,321              50,549
   Other                                                                                               1,349,284              86,870
 Dividends payable                                                                                     8,285,786             458,450
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               32,952,153             595,869
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                               $1,847,333,064         $91,122,644
====================================================================================================================================
Shares outstanding                                                                                   194,959,522           7,974,678
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.48         $     11.43
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 1999
                                                                                                Municipal Value    Municipal Income
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                        $ 112,387,731         $ 6,321,398
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                                             10,787,030             613,033
Shareholders' servicing agent fees and expenses                                                         632,616              33,276
Custodian's fees and expenses                                                                           233,822              47,200
Directors' fees and expenses (note 6)                                                                    19,232                 905
Professional fees                                                                                        21,769              16,078
Shareholders' reports - printing and mailing expenses                                                   590,607              38,570
Stock exchange listing fees                                                                             163,454              16,363
Investor relations expense                                                                              192,030               9,979
Other expenses                                                                                           65,024               5,051
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                           12,705,584             780,455
   Custodian fee credit (note 1)                                                                        (13,298)             (9,638)
-----------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                                                                        12,692,286             770,817
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                99,695,445           5,550,581
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions (notes 1 and 4)                                 (646,778)            461,435
 Net change in unrealized appreciation (depreciation) of investments                               (156,397,771)         (5,266,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                   (157,044,549)         (4,805,404)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                             $ (57,349,104)          $ 745,177
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                    Municipal Value                          Municipal Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended           Year Ended          Year Ended         Year Ended
                                                               10/31/99             10/31/98            10/31/99           10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                     $ 99,695,445       $  103,916,174         $ 5,550,581        $  5,617,256
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                            (646,778)          18,170,510             461,435             592,492
Net change in unrealized appreciation
   (depreciation) of investments                          (156,397,771)          24,774,889          (5,266,839)            274,398
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations      (57,349,104)         146,861,573             745,177           6,484,146
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income                   (99,429,121)        (104,108,366)         (5,487,947)         (5,630,333)
From accumulated net realized gains from
   investment transactions                                 (18,170,228)         (25,851,632)           (592,941)           (249,880)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders (117,599,349)        (129,959,998)         (6,080,888)         (5,880,213)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                     --                   --             702,675            869,202
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      (174,948,453)          16,901,575          (4,633,036)         1,473,135
Net assets at the beginning of year                       2,022,281,517        2,005,379,942          95,755,680         94,282,545
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                            $1,847,333,064       $2,022,281,517         $91,122,644        $95,755,680
===================================================================================================================================
Balance of undistributed net investment income at
   the end of year                                       $      486,312       $      219,988         $   186,895        $   124,261
===================================================================================================================================



                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Municipal Value had outstanding when-issued and delayed delivery purchase commitments of $22,435,762.
There were no such outstanding purchase commitments in Municipal Income.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1999.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in shares were as follows:

                                                              Municipal Value           Municipal Income
---------------------------------------------------------------------------------------------------------
                                                          Year Ended Year Ended     Year Ended Year Ended
                                                            10/31/99   10/31/98       10/31/99   10/31/98
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders
due to reinvestment of
distributions                                                     --         --         57,857     70,712
=========================================================================================================


3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 15, 1999, as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Dividend per share                                                                    $.0425       $.0575
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 1999, were as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                               $251,816,473  $33,745,063
   Short-term municipal securities                                               109,920,000   22,500,000
Sales and maturities:
   Long-term municipal securities                                                278,201,100   27,650,873
   Short-term municipal securities                                               109,920,000   28,900,000
=========================================================================================================

At October 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1999, Municipal Value had unused capital loss carryforwards of $646,777 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2007.


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                                                                   Municipal    Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                                  $57,011,567   $2,802,021
   depreciation                                                                  (49,165,321)  (1,775,478)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                                      $ 7,846,246   $1,026,543
=========================================================================================================

6. Management Fees and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                                                                           Municipal Value
------------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                              .3500 of 1%
For the next $500 million                                                                               .3250 of 1
For net assets over $1 billion                                                                          .3000 of 1
==================================================================================================================

Average Daily Net Assets                                                                          Municipal Income
------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                              .6500 of 1%
For the next $125 million                                                                               .6375 of 1
For the next $250 million                                                                               .6250 of 1
For the next $500 million                                                                               .6125 of 1
For the next $1 billion                                                                                 .6000 of 1
For net assets over $2 billion                                                                          .5875 of 1
==================================================================================================================


In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:
Gross Interest Income                                                                              Municipal Value
------------------------------------------------------------------------------------------------------------------
For the first $50 million                                                                                    4.125%
For the next $50 million                                                                                     4.000
For gross income over $100 million                                                                           3.875
==================================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At October 31, 1999, net assets consisted of:

                                                                                   Municipal      Municipal
                                                                                       Value         Income
-----------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                              $  1,949,595      $    79,744
Paid-in surplus                                                                1,837,697,688     89,369,000
Balance of undistributed net investment income                                       486,312        186,895
Accumulated net realized gain (loss) from investment transactions                   (646,777)       460,462
Net unrealized appreciation of investments                                         7,846,246      1,026,543
-----------------------------------------------------------------------------------------------------------
Net assets                                                                     $1,847,333,064   $91,122,644
===========================================================================================================
Authorized Shares                                                                350,000,000    200,000,000
===========================================================================================================

8. Investment Composition
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                                    Municipal   Municipal
                                                                                       Value       Income
---------------------------------------------------------------------------------------------------------
Basic Materials                                                                          --%          10%
Education and Civic Organizations                                                         1            6
Health Care                                                                              12            6
Housing/Multifamily                                                                       3            4
Housing/Single Family                                                                     5            7
Long-Term Care                                                                           --            9
Tax Obligation/General                                                                    7           12
Tax Obligation/Limited                                                                   10            8
Transportation                                                                           12            8
U.S. Guaranteed                                                                          14           10
Utilities                                                                                28           20
Water and Sewer                                                                           7           --
Other                                                                                     1           --
---------------------------------------------------------------------------------------------------------
                                                                                        100%         100%
=========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (43% for Municipal Value and 13% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

        Financial Highlights

        Selected data for a share outstanding throughout each year:

                                                     Investment Operations
                                               -----------------------------------
                                                            Net Realized/
                                 Beginning     Net          Unrealized
                                 Net Asset     Investment   Investment
                                 Value         Income       Gain (Loss)    Total
Municipal Value
Year Ended 10/31:
        1999                     $10.37        $.51         $ (.80)        $ (.29)
        1998                      10.29         .53            .21            .74
        1997                      10.18         .58            .22            .80
        1996                      10.29         .61           (.03)           .58
        1995                       9.87         .64            .46           1.10
Municipal Income
Year Ended 10/31:
        1999                      12.10         .70           (.61)           .09
        1998                      12.02         .71            .11            .82
        1997                      11.96         .76            .11            .87
        1996                      11.97         .77           (.02)           .75
        1995                      11.54         .77            .44           1.21

                                Less Distributions                  Total Returns
                     Net                                   Ending
                     Investment     Capital                Net Asset    Ending            Based on         Based on Net
                     Income         Gains      Total       Value        Market Value      Market Value+    Asset Value+
Municipal Value
Year Ended 10/31:
        1999         $(.51)         $(.09)     $(.60)      $ 9.48       $ 8.6250          (7.50)%          (2.94)%
        1998          (.53)          (.13)      (.66)       10.37         9.9375          10.55             7.49
        1997          (.58)          (.11)      (.69)       10.29         9.6250          10.39             8.18
        1996          (.61)          (.08)      (.69)       10.18         9.3750           3.10             5.84
        1995          (.65)          (.03)      (.68)       10.29         9.7500          11.50            11.51
Municipal Income
Year Ended 10/31:
        1999          (.69)          (.07)      (.76)       11.43        11.0000          (5.77)             .74
        1998          (.71)          (.03)      (.74)       12.10        12.4375           5.21             7.06
        1997          (.76)          (.05)      (.81)       12.02        12.5625          11.96             7.60
        1996          (.76)           --        (.76)       11.96        12.0000          12.42             6.49
        1995          (.78)           --        (.78)       11.97        11.3750          11.95            10.86

                     Ratios/Supplemental Data
                                     Before Credit  After Credit*
                                                    Ratio of Net                       Ratio of Net
                                     Ratio of       Investment       Ratio of          Investment
                     Ending          Expenses       Income to        Expenses          Income to           Portfolio
                     Net Assets      to Average     Average          to Average        Average             Turnover
                     (000)           Net Assets     Net Assets       Net Assets        Net Assets          Rate
Municipal Value
Year Ended 10/31:
        1999         $1,847,333      .65%           5.10%            .65%              5.10%               13%
        1998          2,022,282      .65            5.18             .65               5.18                19
        1997          2,005,380      .68            5.71             .68               5.71                19
        1996          1,984,627      .69            5.98             .69               5.98                18
        1995          2,006,450      .70            6.35             .70               6.35                13
Municipal Income
Year Ended 10/31:
        1999             91,123      .83            5.88             .82               5.89                31
        1998             95,756      .82            5.91             .82               5.91                23
        1997             94,283      .83            6.39             .83               6.39                 9
        1996             93,249      .80            6.49             .80               6.49                10
        1995             92,850      .84            6.53             .84               6.53                15

*    After custodian fee credit, where applicable (note 1).

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


Nuveen Exchange-Traded Funds Dividend Reinvestment Plan
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended October 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     FAN-1-10-99